Exhibit 10.1

VOTING AND SUPPORT AGREEMENT

This VOTING AND SUPPORT AGREEMENT (this “Agreement”) is entered into as of June 12, 2022, by and among Steel Connect, Inc., a Delaware corporation (the “Company”), Steel Partners Holdings L.P., a Delaware limited partnership (“Parent”), Handy & Harman Ltd., a Delaware corporation (“Handy”), WHX CS Corp., a Delaware corporation (“WHX”), Steel Partners, Ltd., a Delaware corporation (“SPL”), SPH Group LLC, a Delaware limited liability company (“SPH”), SPH Group Holdings LLC, a Delaware limited liability company (“SPH Holdings”), Steel Partners Holdings GP Inc., a Delaware corporation (“GP”), Steel Excel Inc., a Delaware corporation (“SXL”), Warren G. Lichtenstein, an individual (“Lichtenstein”), and Jack L. Howard, an individual (“Howard”, and together with Handy, WHX, SPL, SPH, SPH Holdings, GP, SXL and Lichtenstein, the “Stockholders” and each a “Stockholder”).

WHEREAS, Parent, SP Merger Sub, Inc., a Delaware corporation and a direct wholly-owned subsidiary of Parent (“Merger Sub”), and the Company have, concurrently with the execution of this Agreement, entered into an Agreement and Plan of Merger, dated as of the date hereof (as may be amended, supplemented or otherwise modified from time to time in accordance with its terms, the “Merger Agreement”), which provides, among other things, for the merger of Merger Sub with and into the Company, with the Company continuing as the surviving corporation and a subsidiary of Parent (the “Merger”), upon the terms and subject to the conditions set forth in the Merger Agreement;

WHEREAS, as of the date hereof, each of the Stockholders is the record owner and/or Beneficial Owner of the number of outstanding shares of Common Stock as set forth in Amendment No. 28 to the Schedule 13D filed by the Stockholders with the U.S. Securities and Exchange Commission on June 1, 2022 (the “Schedule 13D/A”), which is incorporated herein by reference;

WHEREAS, as a condition and inducement to the willingness of the Company to enter into the Merger Agreement and consummate the transactions contemplated thereby, including the Merger, the Company has required that each Stockholder agree, and each Stockholder has agreed, upon the terms and subject to the conditions set forth herein, to enter into this Agreement and abide by the covenants and obligations set forth herein; and

WHEREAS, each Stockholder acknowledges that Parent, the Company and Merger Sub are entering into the Merger Agreement in reliance on the representations, warranties, covenants and other agreements of each Stockholder set forth in this Agreement.

NOW, THEREFORE, in consideration of the foregoing, the mutual covenants and agreements set forth herein, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

Article I

DEFINED TERMS

Section 1.1 Defined Terms. The following terms, as used in this Agreement, shall have the meanings set forth below. Terms used but not otherwise defined herein shall have the meanings ascribed thereto in the Merger Agreement.

(a) “Additional Shares” means, with respect to each Stockholder, the Common Stock, Preferred Stock or other voting capital stock of the Company that such Stockholder acquires Beneficial Ownership of after the date of this Agreement.

(b) “Beneficial Ownership” by a person of any security includes ownership by any person who, directly or indirectly, through any Contract, arrangement, understanding, relationship or otherwise (whether or not in writing), has or shares: (i) voting power which includes the power to vote, or to direct the voting of, such security; and/or (ii) investment power which includes the power to dispose, or to direct the disposition, of such security; and shall otherwise be interpreted in accordance with the term “beneficial ownership” as defined in Rule 13d-3 adopted by the SEC under the Exchange Act. Without duplicative counting of the same securities by the same holder, securities Beneficially Owned by a person will include securities Beneficially Owned by all Affiliates of such person and all other persons with whom such person would constitute a “group” within the meaning of Section 13(d) of the Exchange Act. The terms “Beneficially Own,” “Beneficially Owned” and “Beneficial Owner” shall have correlative meanings.

(c) “Common Stock” means the shares of common stock, par value $0.01 per share, of the Company, and will also include for purposes of this Agreement all shares or other voting securities into which shares of Common Stock or such other shares or voting securities may be reclassified, sub-divided, consolidated or converted and any rights and benefits arising therefrom, including any dividends or distributions of securities which may be declared in respect of the shares of common stock and entitled to vote in respect of the matters contemplated by Article II.

(d) “Contemplated Transactions” shall have the meaning set forth in Section 2.1(a).

(e) “Covered Securities” means the Existing Shares and any Additional Shares.

(f)   “Existing Shares” means, with respect to each Stockholder, the shares of Common Stock and/or Preferred Stock Beneficially Owned by such Stockholder on the date hereof as listed the Schedule 13D/A.

(g) “Preferred Stock” means the shares of Series C preferred stock, par value $0.01 per share, of the Company, and will also include for purposes of this Agreement all shares or other voting securities into which shares of Preferred Stock or such other shares or voting securities may be reclassified, sub-divided, consolidated or converted and any rights and benefits arising therefrom, including any dividends or distributions of securities which may be declared in respect of the shares of preferred stock and entitled to vote in respect of the matters contemplated by Article II.

(h) “Transfer” means, directly or indirectly, to (i) issue, sell, short, transfer, offer, exchange, assign, pledge, encumber, subject to an Encumbrance, hypothecate or otherwise dispose of (by merger, by tendering into any tender or exchange offer, by testamentary disposition, by operation of law or otherwise), either voluntarily or involuntarily, any Covered Securities; (ii) enter into any Contract, option or other agreement with respect to any transactions described in clause (i); or (iii) enter into any swap, hedge, derivative or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the Covered Securities, whether settled by delivery of Covered Securities, other securities, in cash or otherwise. For purposes of this Agreement, the term “Transfer” shall include the transfer (including by way of sale, disposition, operation of law (including by merger) or any other means) of an Affiliate of any Stockholder or any Stockholder’s interest in an Affiliate which Beneficially Owns any Covered Securities. The terms “Transferring”, “Transferee”, “Transferred” or similar words shall have correlative meanings to Transfer.

Article II

VOTING; GRANT AND APPOINTMENT OF PROXY

Section 2.1 Voting. From and after the date hereof until the Expiration Time (as defined herein), each Stockholder irrevocably and unconditionally hereby agrees that at the Company Meeting or any other annual or special meeting of the stockholders of the Company, however called, including any adjournment, recess or postponement thereof, or in connection with any written consent of the Company’s stockholders and in any other circumstance upon which a vote, consent or approval of all or some of the stockholders of the Company is sought, in each case, with respect to which any of the matters described in clauses (a) through (e) of this Section 2.1 is to be considered, each Stockholder shall, and shall cause any holder of record of its Covered Securities to, unless the Board or any Independent Committee has made a Change in Recommendation that has not been rescinded or otherwise withdrawn, (i) appear, in person or by proxy, at each such meeting or cause its representative(s) to appear at such meeting or otherwise cause its Covered Securities to be counted as present thereat for purposes of determining whether a quorum is present and respond to each request by the Company for written consent, if any, and (ii) vote or cause to be voted, in person or by proxy, or deliver or cause to be delivered a written consent covering, all of such Stockholder’s Covered Securities:

(a) in favor of the adoption and approval of the Merger Agreement, and the other transactions contemplated thereby, including the Merger (the “Contemplated Transactions”);

(b) in favor of any Alternative Acquisition Agreement approved by the Company Board (acting on the recommendation of the Special Committee, or the Special Committee in accordance with the provisions of Section 5.4(d)(ii) of the Merger Agreement;

(c) against any action, proposal, agreement or transaction that is intended, that could reasonably be expected, or the effect of which could reasonably be expected, to change in any manner the voting rights of any class of shares of the Company or materially impede, interfere with, delay, postpone, frustrate, discourage or adversely affect the timely consummation of the Contemplated Transactions or any Alternative Acquisition Agreement approved as described in Section 2.1(b), or the performance by such Stockholder of its obligations under this Agreement, including, without limitation: (i) any extraordinary corporate transaction, such as a merger, consolidation or other business combination involving the Company or any of its Subsidiaries (other than the Merger) unless such transaction is previously approved in writing by Parent; (ii) a sale, lease or transfer of a material amount of assets of the Company or any of its Subsidiaries (other than the Merger or any transactions contemplated by the Merger Agreement (or any Alternative Acquisition Agreement approved as described in Section 2.1(b))) or a reorganization, recapitalization or liquidation of the Company or any of its Subsidiaries that is prohibited by the Merger Agreement (or any Alternative Acquisition Agreement approved as described in Section 2.1(b)) unless such transaction is previously approved in writing by Parent; (iii) an election of new members to the Board, other than nominees to the Board who are serving as directors of the Company on the date of this Agreement, except if previously approved in writing by Parent; or (iv) any material change in the present capitalization or dividend policy of the Company or any amendment or other change to the Company’s Certificate of Incorporation or Bylaws;

(d) against any action, proposal, transaction or agreement that could reasonably be expected to result in (i) a breach in any respect of any covenant, representation or warranty or any other obligation or agreement of the Company contained in the Merger Agreement (or in any Alternative Acquisition Agreement approved as described in Section 2.1(b)), or of any Stockholder contained in this Agreement or the Merger Agreement, or (ii) any of the conditions to the consummation of the Merger under the Merger Agreement (or the transactions contemplated by any Alternative Acquisition Agreement approved as described in Section 2.1(b)) not being fulfilled; and

(e) in favor of any other action, proposal, transaction or agreement necessary to consummate the Merger and the transactions contemplated by the Merger Agreement (or the transactions contemplated by any Alternative Acquisition Agreement approved as described in Section 2.1(b)).

Section 2.2 Grant of Irrevocable Proxy; Appointment of Proxy.

(a) Effective immediately upon the execution of the Merger Agreement and until the Expiration Time, each Stockholder hereby irrevocably and unconditionally grants a proxy to, and appoints, the Company, as its sole and exclusive proxies and attorney-in-fact (with full power of substitution and resubstitution), for and in such Stockholder’s name, place and stead, to vote or cause to be voted (including by execution and delivery of proxies or acting by written consent, if applicable) the Covered Securities in accordance with Section 2.1 hereof at the Company Meeting or other annual or special meeting of the stockholders of the Company, however called, including any postponement or adjournment thereof, or in connection with any action sought to be taken by written consent of the stockholders of the Company without a meeting.

(b) Each Stockholder represents that any proxies heretofore given in respect of such Stockholder’s Covered Securities, if any, are revocable, and hereby revokes all such proxies.

(c) Each Stockholder affirms that the irrevocable proxy and power of attorney set forth in this Section 2.2 is given in connection with the execution of the Merger Agreement, and that such irrevocable proxy is given to secure the performance of the duties of such Stockholder under this Agreement and is granted in accordance with the provisions of Section 212 of the DGCL. Each Stockholder further (x) affirms that such irrevocable proxy is (i) coupled with an interest by reason of the Merger Agreement and, (ii) executed and intended to be (and is) irrevocable in accordance with the provisions of Section 212 of the DGCL prior to the Expiration Time and (y) ratifies and confirms all that the proxy holders appointed hereunder may lawfully do or cause to be done in compliance with the express terms hereof. If for any reason the proxy granted herein is not valid, then each Stockholder agrees to vote such Stockholder’s Covered Securities in accordance with Section 2.1 hereof prior to the Expiration Time. The parties hereto agree that the foregoing is a voting agreement.

Section 2.3 Restrictions on Transfers.

(a) Each Stockholder hereby agrees that, from the date hereof until the Expiration Time, such Stockholder shall not, without the prior written consent of the Independent Committee, directly or indirectly, (i) Transfer (or cause or permit the Transfer of), either voluntarily or involuntarily, or enter into any Contract, option or other arrangement or understanding with respect to the Transfer of, any Covered Securities or any interest therein, including, without limitation, any swap transaction, option, warrant, forward purchase or sale transaction, futures transaction, cap transaction, floor transaction, collar transaction or any other similar transaction (including any option with respect to any such transaction) or combination of any such transactions, in each case involving any Covered Securities, (ii) deposit any Covered Securities into a voting trust or enter into a voting agreement or arrangement or grant any proxy or power of attorney with respect thereto that is inconsistent with this Agreement, (iii) convert or exchange, or take any action which would result in the conversion or exchange, of any Covered Securities, (iv) take any action that would make any representation or warranty of such Stockholder set forth in this Agreement untrue or incorrect or have the effect of preventing, disabling, or materially delaying such Stockholder from performing any of its obligations under this Agreement, or (v) agree (whether or not in writing) to take any of the actions referred to in the foregoing clauses (i), (ii) (iii) or (iv). Any purported Transfer in violation of this Section 2.3 shall be void and of no force or effect and each Stockholder acknowledges that the Company will not register or permit the registration of or otherwise facilitate or effect any such Transfer.

(b) This Agreement and the obligations hereunder shall attach to the Covered Securities and shall be binding upon any person to which legal or Beneficial Ownership shall pass, whether by operation of Law or otherwise, including, each Stockholder’s successors or assigns. Each Stockholder covenants and agrees that it will not request that the Company register the Transfer (book-entry or otherwise) of any certificate or uncertificated interest representing any or all of the Covered Shares, unless such Transfer is made in compliance with this Agreement.

Article III

REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE STOCKHOLDERS

Section 3.1 Representations and Warranties. Each Stockholder represents and warrants to the Company as of the date hereof:

(a) if not a natural person, such Stockholder is a corporation or limited liability company duly organized, validly existing and in good standing (to the extent the relevant jurisdiction recognizes such concept of good standing) under the laws of the jurisdiction of its incorporation and has the requisite corporate power and authority to own, lease and operate its properties and to carry on its business as it is now being conducted;

(b) such Stockholder has full legal right, power, capacity and authority to execute and deliver this Agreement, to perform such Stockholder’s obligations hereunder and to consummate the transactions contemplated hereby;

(c) this Agreement has been duly executed and delivered by such Stockholder and the execution, delivery and performance of this Agreement by such Stockholder and the consummation of the transactions contemplated hereby have been duly authorized by all necessary action on the part of such Stockholder and no other actions or proceedings on the part of such Stockholder are necessary to authorize this Agreement or to consummate the transactions contemplated hereby;

(d) assuming due authorization, execution and delivery by the other parties hereto, this Agreement constitutes a legal, valid and binding agreement of such Stockholder, enforceable against such Stockholder in accordance with its terms, except as enforcement may be limited by the Bankruptcy and Equity Exceptions;

(e) (i) such Stockholder (A) is the Beneficial Owner of and, immediately prior to the Closing, will be the Beneficial Owner of, and has and will have good and valid title to, its Existing Shares, free and clear of Liens other than as created by this Agreement, and (B) owns, of record and/or Beneficially, or controls all of its Covered Securities; (ii) its Covered Securities are not subject to any voting trust agreement or other Contract to which such Stockholder is a party restricting or otherwise relating to the voting or Transfer of the Covered Securities other than this Agreement; (iii) such Stockholder has not Transferred any interest in any of its Covered Securities; (iv) as of the date hereof, other than the Existing Shares set forth in the Schedule 13D/A, such Stockholder does not Beneficially Own or own of record, any shares of Common Stock; and (v) such Stockholder has not appointed or granted any proxy or power of attorney that is still in effect with respect to any of the Existing Shares and with respect to any of the Covered Securities Beneficially Owned at all times through the Closing Date and with no limitations, qualifications or restrictions on such rights, except as contemplated by this Agreement;

(f)   except for (i) the applicable requirements of the Exchange Act and (ii) as provided in the Merger Agreement, (A) no filing with, and no permit, authorization, consent or approval of, any Governmental Entity is necessary on the part of such Stockholder for the execution, delivery and performance of this Agreement by such Stockholder or the consummation by such Stockholder of the transactions contemplated by this Agreement and the Merger Agreement, and (B) neither the execution, delivery or performance of this Agreement by such Stockholder nor the consummation by such Stockholder of the transactions contemplated hereby, nor compliance by such Stockholder with any of the provisions hereof shall (1) if such Stockholder is an entity, conflict with or violate any provision of the organizational documents of such Stockholder, (2) result in any breach or violation of, or constitute a default (or an event which, with notice or lapse of time or both, would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, or result in the creation of any Encumbrance on property or assets of such Stockholder pursuant to any Contract to which such Stockholder is a party or by which such Stockholder or any property or asset of such Stockholder is bound or affected, or (3) violate any Law or Order applicable to such Stockholder or any of such Stockholder’s properties or assets;

(g) there is no Proceeding pending against such Stockholder or, to the knowledge of such Stockholder, any other Person or, to the knowledge of such Stockholder, threatened against such Stockholder or any other Person that restricts or prohibits (or, if successful, would, or could reasonably be expected to, restrict or prohibit) the performance by such Stockholder of its obligations under this Agreement or challenges the validity of this Agreement; and

(h) except for this Agreement, no Stockholder has taken any action that would constitute a breach hereof, make any representation or warranty of such Stockholder set forth in this Article III untrue or incorrect or have the effect of preventing or delaying or impeding the ability of such Stockholder from performing any of his, her or its obligations under this Agreement.

Section 3.2 Other Covenants. Each Stockholder hereby:

(a) agrees and covenants, prior to the Expiration Time, not to knowingly take any action, directly or indirectly, that could reasonably be expected to (i) result in a breach hereof, (ii) make any representation or warranty of such Stockholder contained herein untrue or incorrect or (iii) have the effect of preventing, delaying, impeding or interfering with or adversely affecting the ability of such Stockholder from performing any of its obligations under this Agreement;

(b) irrevocably waives, and agrees not to exercise, any rights of appraisal or any dissenters’ rights under applicable Law at any time with respect to the Merger that such Stockholder may have with respect to any and all of such Stockholder’s Covered Securities, whether held of record or Beneficially Owned (including any appraisal or dissenters’ rights pursuant to Section 262 of the DGCL) prior to the Expiration Time; and

(c) agrees and covenants to (i) permit the Company to publish and disclose in any press release or in the Proxy Statement (including all documents and schedules filed with the SEC in accordance therewith) or other disclosure document required in connection with the Merger Agreement or the Contemplated Transactions, such Stockholder’s identity and Beneficial Ownership of Covered Securities and the nature of such Stockholder’s commitments, arrangements and understandings under this Agreement (“Stockholder Information”) and (ii) cooperate with the Company in connection with such filings, including providing Stockholder Information requested by the Company and notifying the Company if and to the extent such Stockholder becomes aware that any such Stockholder Information is or shall have become false or misleading.

Section 3.3 Stock Dividends, etc. In the event of a reclassification, recapitalization, reorganization, stock split (including a reverse stock split) or combination, exchange or readjustment of shares or other similar transaction, or if any stock dividend, subdivision or distribution (including any dividend or distribution of securities convertible into or exchangeable for shares of Common Stock) is declared, in each case affecting the Covered Securities, the terms “Existing Shares,” “Additional Shares” and “Covered Shares” shall be deemed to refer to and include such shares as well as all such stock dividends and distributions and any securities of the Company into which or for which any or all of such shares may be changed or exchanged or which are received in such transaction.

Article IV

TERMINATION

Section 4.1 Termination. This Agreement, and the obligations of the Stockholders hereunder (including, without limitation, Section 2.2 hereof), shall terminate and be of no further force or effect immediately upon the earliest to occur (the “Expiration Time“) of (a) the Effective Time, (b) the later of the date of valid termination of (x) the Merger Agreement or (y) any Alternative Acquisition Agreement approved as described in Section 2.1(b), in accordance with its respective terms, and (c) at any time upon the written agreement of the Company (acting at the direction of the Special Committee) and Parent; provided, that, for the avoidance of doubt, to the extent the termination of the Merger Agreement is contested, no party shall be released from liability for violating the terms of this Agreement if a court of competent jurisdiction finally determines that the Merger Agreement had not, in fact, been validly terminated and, therefore, this Agreement had not been validly terminated. Notwithstanding the preceding sentence, this Article IV and Article V hereof shall survive any termination of this Agreement. Nothing in this Article IV shall relieve or otherwise limit any party’s liability for any breach of this Agreement prior to the termination of this Agreement.

Article V

MISCELLANEOUS

Section 5.1 Notices. All notices, requests and other communications to any party under, or otherwise in connection with, this Agreement shall be in writing and shall be deemed to have been duly given on the date of delivery (a) if delivered in person; (b) if transmitted by electronic mail (“e-mail”) (but only if confirmation of receipt of such e-mail is requested and received; provided that each notice Party shall use reasonable best efforts to confirm receipt of any such email correspondence promptly upon receipt of such request); or (c) if transmitted by national overnight courier, in each case as addressed as follows (or at such other address for a party as shall be specified in a notice given in accordance with this Section 5.1):

(a) If to any Stockholder:

Steel Partners Holdings L.P.
590 Madison Avenue
New York, New York 10022
Attention: ***
Email: ***

with a copy (which shall not constitute notice) to:

Greenberg Traurig, LLP
333 SE 2nd Avenue, Suite 4400
Miami, FL 33131
Attention: Alan I. Annex and Brian H. Blaney
Email: annexa@gtlaw.com and blaneyb@gtlaw.com

(b) If to the Company:

Steel Connect, Inc.
2000 Midway Lane
Smyrna, Tennessee, 37167
Attention: ***
Email: ***

With a copy to (which shall not constitute notice):

Dentons US LLP
22 Little West 12th Street
New York, New York 10014
Attention: Victor H. Boyajian, Ira L. Kotel, and Ilan Katz

Email: Victor.boyajian@us.dentons.com;
ira.kotel@dentons.com; and ilan.katz@dentons.com

And

White & Case LLP
1221 Avenue of the Americas
New York, New York 10020-1095
Attention: Colin J. Diamond, Andrew J. Ericksen, Adam Cieply
Email: cdiamond@whitecase.com; aj.ericksen@whitecase.com; and
adam.cieply@whitecase.com

Section 5.2 Capacity. Notwithstanding anything to the contrary in this Agreement, (i) each Stockholder is entering into this Agreement, and agreeing to become bound hereby, solely in its capacity as a Beneficial Owner of its Covered Securities owned by it and not in any other capacity (including, without limitation, in any capacity as a director of the Board or officer of the Company) and (ii) nothing in this Agreement shall obligate such Stockholder or its Representatives to take, or forbear from taking, in its capacity as a director of the Board or officer of the Company, any action which is inconsistent with its or his fiduciary duties under applicable Law.

Section 5.3 Severability. Each party hereto agrees that, should any court or other competent authority hold any provision of this Agreement or part of this Agreement to be null, void or unenforceable, or order any party to take any action inconsistent herewith or not to take an action consistent with the terms of, or required by, this Agreement, the validity, legality and enforceability of the remaining provisions and obligations contained or set forth in this Agreement shall not in any way be affected or impaired, unless the foregoing inconsistent action or the failure to take an action constitutes a material breach of this Agreement or makes this Agreement impossible to perform, in which case this Agreement shall terminate. Upon such determination that any term or other provision is null, void or unenforceable, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties hereto as closely as possible in a mutually acceptable manner.

Section 5.4 Entire Agreement. This Agreement and the Merger Agreement, including the Company Disclosure Letter and the exhibits thereto, together with the other instruments referred to therein, constitute the entire agreement and supersedes all prior agreements and understandings, both written and oral, among the parties, or any of them, with respect to the subject matter hereof and thereof.

Section 5.5 Specific Performance. The parties agree that irreparable damage, for which monetary damages would not be an adequate remedy, would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached by the parties. Each Stockholder acknowledges and agrees that (a) the Company shall be entitled to seek an injunction, specific performance, or other equitable relief, to prevent breaches of this Agreement and to enforce specifically the terms and provisions hereof, without proof of damages, prior to the Expiration Time, this being in addition to any other remedy to which the Company may be entitled at law or in equity, and (b) the right of specific enforcement is an integral part of the transactions contemplated by this Agreement and without that right, the Company would not have entered into the Merger Agreement. Each Stockholder agrees that it will not oppose the granting of specific performance and other equitable relief on the basis that the other parties have an adequate remedy at law or that an award of specific performance is not an appropriate remedy for any reason at law or in equity. Each Stockholder acknowledges and agrees that if the Company seeks an injunction to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement, it shall not be required to provide any bond or other security in connection with any such injunction.

Section 5.6 Amendments: Waivers. At any time prior to the Expiration Time, any provision of this Agreement may be amended or waived if, and only if, such amendment or waiver is in writing and signed, in the case of an amendment, by the Company, each Stockholder and Parent, or in the case of a waiver, by the party against whom the waiver is to be effective. Notwithstanding the foregoing, no failure or delay by a party hereto in exercising any right hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise of any other right hereunder.

Section 5.7 Governing Law: Venue: Waiver of Jury Trial.

(a) THIS AGREEMENT, AND ALL CLAIMS OR CAUSES OF ACTION (WHETHER IN CONTRACT OR TORT) THAT MAY BE BASED UPON, ARISE OUT OF RELATE TO THIS AGREEMENT, OR THE NEGOTIATION, EXECUTION OR PERFORMANCE OF THIS AGREEMENT, SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE, WITHOUT GIVING EFFECT TO THE PRINCIPLES OF CONFLICTS OF LAW THEREOF.

(b) THE PARTIES IRREVOCABLY SUBMIT TO THE JURISDICTION OF THE COURT OF CHANCERY OF THE STATE OF DELAWARE OR, IF THE COURT OF CHANCERY OF THE STATE OF DELAWARE OR THE DELAWARE SUPREME COURT DETERMINES THAT, NOTWITHSTANDING SECTION 111 OF THE DGCL, THE COURT OF CHANCERY DOES NOT HAVE OR SHOULD NOT EXERCISE SUBJECT MATTER JURISDICTION OVER SUCH MATTER, THE SUPERIOR COURT OF THE STATE OF DELAWARE AND THE FEDERAL COURTS OF THE UNITED STATES OF AMERICA LOCATED IN THE STATE OF DELAWARE SOLELY IN CONNECTION WITH ANY DISPUTE THAT ARISES IN RESPECT OF THE INTERPRETATION AND ENFORCEMENT OF THE PROVISIONS OF THIS AGREEMENT AND THE DOCUMENTS REFERRED TO IN THIS AGREEMENT OR IN RESPECT OF THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT, AND WAIVE, AND AGREE NOT TO ASSERT, AS A DEFENSE IN ANY ACTION, SUIT OR PROCEEDING FOR INTERPRETATION OR ENFORCEMENT OF THIS AGREEMENT OR ANY SUCH DOCUMENT THAT IT IS NOT SUBJECT THERETO OR THAT SUCH ACTION, SUIT OR PROCEEDING MAY NOT BE BROUGHT OR IS NOT MAINTAINABLE IN SAID COURTS OR THAT VENUE THEREOF MAY NOT BE APPROPRIATE OR THAT THIS AGREEMENT OR ANY SUCH DOCUMENT MAY NOT BE ENFORCED IN OR BY SUCH COURTS, AND THE PARTIES IRREVOCABLY AGREE THAT ALL CLAIMS WITH RESPECT TO SUCH ACTION, SUIT OR PROCEEDING SHALL BE HEARD AND DETERMINED EXCLUSIVELY BY SUCH A DELAWARE STATE OR FEDERAL COURT. THE PARTIES CONSENT TO AND GRANT ANY SUCH COURT JURISDICTION OVER THE PERSON OF SUCH PARTIES AND OVER THE SUBJECT MATTER OF SUCH DISPUTE AND AGREE THAT MAILING OF PROCESS OR OTHER PAPERS IN CONNECTION WITH SUCH ACTION, SUIT OR PROCEEDING IN ANY MANNER AS MAY BE PERMITTED BY LAW SHALL BE VALID AND SUFFICIENT SERVICE THEREOF.

(c) EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE EACH SUCH PARTY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT. EACH PARTY CERTIFIES AND ACKNOWLEDGES THAT (I) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER; (II) SUCH PARTY UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF THE FOREGOING WAIVER; (III) SUCH PARTY MAKES THE FOREGOING WAIVER VOLUNTARILY; AND (IV) SUCH PARTY HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVER AND CERTIFICATIONS IN THIS SECTION 5.7.

Section 5.8 No Third Party Beneficiaries. There are no third party beneficiaries of this Agreement and nothing in this Agreement, express or implied, is intended to confer on any person other than the parties hereto (and their respective successors, heirs and permitted assigns), any rights, remedies, obligations or liabilities, except as specifically set forth in this Agreement.

Section 5.9 Assignment: Binding Effect. Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by any of the parties hereto (whether by operation of law or otherwise) without the prior written consent of the other parties, except that Parent may assign this Agreement (in whole but not in part) in connection with a permitted assignment of the Merger Agreement by Parent, as applicable. Subject to the preceding sentence, this Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and permitted assigns and, in the case of any Stockholder that is an individual, his, her or its estate, heirs, beneficiaries, personal representatives and executors.

Section 5.10 No Presumption Against Drafting Party. Each of the parties to this Agreement acknowledges that it has been represented by counsel of its choice throughout all negotiations that have preceded the execution of this Agreement and that it has executed the same with the advice of said counsel. Each party and its counsel cooperated in the drafting and preparation of this Agreement and the documents referred to in this Agreement, and any and all drafts relating thereto exchanged between the parties shall be deemed the work product of the parties and may not be construed against any party by reason of its preparation. Accordingly, any rule of Law or any legal decision that would require interpretation of any ambiguities in this Agreement against any party that drafted it is of no application and is expressly waived.

Section 5.11 Counterparts. This Agreement may be executed in counterparts, including via facsimile or email in “portable document format” (“.pdf’) form, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each of the parties and delivered to the other parties, it being understood that all parties need not sign the same counterpart.

Section 5.12 Special Committee. All amendments or waivers of any provision of this Agreement by the Company and all decisions or determinations contemplated by this Agreement to be made by the Company shall be made by the Special Committee and no amendment or waiver of any provision of this Agreement by the Company and no decision or determination contemplated by this Agreement to be made by the Company shall be made, or action taken, by the Company or the Board with respect to this Agreement without first obtaining the approval of the Special Committee. The Special Committee, and only the Special Committee, may pursue any action or litigation with respect to breaches of this Agreement on behalf of the Company.

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IN WITNESS WHEREOF, the parties hereto have duly executed and delivered this Agreement as of the date first written above.

STOCKHOLDERS

Steel Partners Holdings L.P.

By:	Steel Partners Holdings GP Inc., its general partner

By:	/s/ Jack L. Howard
Name:	Jack L. Howard
Title:	President

Handy & Harman Ltd.

By:	/s/ Jason Wong
Name:	Jason Wong
Title:	Senior Vice President

WHX CS Corp.

By:	/s/ Jason Wong
Name:	Jason Wong
Title:	Senior Vice President

Steel Partners, Ltd.

By:	/s/ Jack L. Howard
Name:	Jack L. Howard
Title:	President

SPH Group LLC

By:	Steel Partners Holdings GP Inc., its managing member

By:	/s/ Jack L. Howard
Name:	Jack L. Howard
Title:	President

SPH Group Holdings LLC

By:	/s/ Jack L. Howard
Name:	Jack L. Howard
Title:	President

Steel Partners Holdings GP Inc.

By:	/s/ Jack L. Howard
Name:	Jack L. Howard
Title:	President

Steel Excel Inc.

By:	/s/ Jason Wong
Name:	Jason Wong
Title:	Senior Vice President

Warren G. Lichtenstein

/s/ Warren G. Lichtenstein

Jack L. Howard

/s/ Jack L. Howard

COMPANY

Steel Connect Inc.

By:	/s/ Jason Wong
Name:	Jason Wong
Title:	Chief Financial Officer